UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4441

T. Rowe Price GNMA Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2008

Item 1: Report to Shareholders

GNMA Fund	November 30, 2008

The views and opinions in this report were current as of November 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

As you know, the past six months were tumultuous in the financial markets. We are happy to report that the very high-quality government investments that are the focus of the GNMA Fund escaped most of the carnage and recorded a decent gain over the period. We are keenly aware that these times call for extra vigilance on the part of all investors, however, and we are redoubling our efforts to screen every investment in the interest of protecting shareholders from any further stress in the markets.

HIGHLIGHTS

• Government-backed investments escaped most of the carnage in the financial markets over the past six months.

• The GNMA Fund recorded a small gain that trailed its benchmark but outpaced its Lipper peer group.

• The fund benefited from its focus on shorter-term maturities and is positioned with an added degree of flexibility in the current environment.

• The independent credit research that is a hallmark of our investment process has helped us avoid some of the pitfalls that have hampered the credit markets, and we are confident that it will continue to do so as the economy navigates further challenges.

ECONOMY AND INTEREST RATES

The past six months witnessed continuing fears of systemic risk and unprecedented actions by the Treasury Department and the Federal Reserve in an attempt to restore liquidity and a sense of calm to the credit markets. After a brief respite, instability returned to financial markets in a major way in the third quarter of 2008, culminating in the federal bailouts and outright failures of several storied institutions.

Repeating a pattern that has been in place for the past year, problems began in the housing sector and spread quickly outward. In early September, the Treasury Department used powers granted to it only about a month before to place Freddie Mac and Fannie Mae under conservatorship. This step immediately enhanced the credit quality of securities issued by those institutions by making it clear that the government would inject capital as needed to keep them solvent.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Unfortunately, the government’s intervention in the mortgage giants did not have a large impact on confidence in mortgage-backed securities held elsewhere, and the action served merely as a precursor to further historic events over the following weeks. The government allowed Lehman Brothers to head into bankruptcy, which soon led to problems in money market funds with Lehman investments. Within days, Merrill Lynch had announced that it would be absorbed by Bank of America, presumably in order to avoid a similar fate. Due in large part to its mortgage-related holdings, insurance giant AIG also teetered on the brink of failure and was saved only by a massive government bailout that appeared to guarantee the liquidation of its assets. Since this time, we have seen governments across the globe enact sweeping bailout packages aimed to strike at the heart of the crisis through direct purchases of distressed assets and bank capital infusions, among other measures.

As of this writing, government actions finally seem to be having a thawing effect. Interbank lending rates have come down somewhat, and mortgage interest rates headed substantially lower in November, partially in response to news that the Treasury Department was buying large amounts of debt and securities from Fannie Mae and Freddie Mac. Bond markets remain stressed, however, as financial institutions are still reluctant to lend and are intent on clearing balance sheets of risky assets. It seems investors are still sorting through the multitude of government responses to the crisis in an attempt to determine their meaning for the economic and investment outlook.

The rush of events over the past six months caused a widening in interest rates—between lower- and higher-quality issues and between longer and shorter maturities. Yields on short-term Treasury bills fell dramatically and reached near 0% on a couple of occasions as investors rushed to the safest of all possible investments. Longer-term yields stayed stubbornly high through much of the period, however, as investors weighed the massive cost of the government’s rescue measures and the new supply of Treasuries likely to come onto the market. In November, yields on GNMA bonds and 10-year Treasury notes declined substantially as the global downturn deepened and investors began to consider the possibility of deflation, or a generalized decline in prices.

PERFORMANCE AND STRATEGY REVIEW

The GNMA Fund returned 2.58% for the six-month period ended November 30, 2008. As shown in the table below, the portfolio lagged the Barclays Capital U.S. GNMA Index but outperformed its peer group of funds as represented by the Lipper GNMA Funds Average. (Barclays Capital recently acquired the Lehman Brothers U.S. GNMA Index, but the basic composition of the index is unchanged.)

Although the performance of GNMA bonds was moderately disappointing over the past six months, the asset class fared much better than other securitized issues, particularly those sensitive to credit downgrades. Asset-backed securities underperformed Treasuries by 16.3% and 20.9% in the 6- and 12-month periods ended November 30, respectively. Commercial mortgage-backed securities (CMBS) were especially battered, underperforming Treasuries by 40.0% in the six-month period and 41.6% in the 12-month period. The underperformance these sectors experienced was historic in scope, as deteriorating economic conditions as well as illiquidity and deleveraging weighed on them both. November saw CMBS prices fall to extremely depressed levels, due in large part to the Treasury’s abandonment of plans to purchase distressed assets directly, the original intent of the Troubled Asset Relief Program (TARP). In contrast, Ginnie Mae mortgage-backed securities underperformed Treasuries by only 4.2% and 4.1% for the 6-and 12-month periods and were one of the few non-Treasury sectors to have positive absolute returns in the two periods as investors were attracted to the safety of a government guarantee.

Over the past six months, the GNMA Fund had mixed results relative to its peers. The fund’s position in AAA rated CMBS weighed on returns due to the reasons mentioned above. This volatility may continue into year-end as investor balance sheet constraints persist. Nonetheless, we continue to believe that the 3% of the portfolio invested in high-quality, credit-enhanced securities represents excellent fundamental value, and we are currently maintaining our overweight.

On the bright side, we have benefited from strategic positioning in several areas, most notably in maintaining a curve-steepening bias—in other words, by positioning the portfolio for the drop in short-term interest rates relative to long-term rates. Our careful selection of pools of mortgage-backed securities that respond well to volatility in interest rates also has been helpful. In addition, the fund is currently composed of over 90% government or agency-backed securities, which represent extremely safe long-term investments despite recent price volatility.

Due to the continued uncertainty in the financial markets, we remain conservative in our positioning and investment approach. We feel our moderate cash position, mix of maturities, and exposure to short-duration mortgage-backed securities is an appropriate posture given the risks the market is confronting, while allowing us to stay nimble and take advantage of dislocations that often arise in turbulent markets. Recently, the pressure on short-term markets has begun to abate, thanks in large part to the programs put in place by the Treasury and the Fed during the third and fourth quarters. As these programs continue to calm the markets, we expect the fund to benefit from improved performance from the CMBS securities in the portfolio.

OUTLOOK

We are confident that the risk-management measures we have had in place for many years at T. Rowe Price will continue to serve shareholders well as the economy navigates its way through uncertain times. The independent credit research we rely on in place of outside rating agencies has helped us avoid many pitfalls in past months, and it will remain a hallmark of our approach. Finally, our investment philosophy will remain centered on providing the best returns possible, but with a primary objective of prudent risk management.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Andrew McCormick
President of the fund and chairman of the Investment Advisory Committee

December 17, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISKS OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Basis point: One one-hundredth of one percentage point, or 0.01%.

Current coupon GNMA: An index that tracks a theoretical 30-year GNMA mortgage that is priced at par. It is computed by interpolating from the two 30-year GNMAs whose prices bracket par.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Total return: The annual rate of return on a bond, taking into account interest income plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

	6 Months Ended 11/30/08‡	Year Ended 5/31/08‡	5/31/07‡	5/31/06‡	5/31/05‡	5/31/04
NET ASSET VALUE						
Beginning of period	$ 9.43	$ 9.29	$ 9.21	$ 9.63	$ 9.54	$ 9.89
Investment activities						
Net investment income	0.21	0.45	0.44	0.39	0.37	0.30
Net realized and unrealized gain (loss)	0.03	0.15	0.11	(0.36)	0.16	(0.26)
Total from investment activities	0.24	0.60	0.55	0.03	0.53	0.04
Distributions						
Net investment income	(0.22)	(0.46)	(0.47)	(0.45)	(0.44)	(0.39)
NET ASSET VALUE						
End of period	**$ 9.45**	**$ 9.43**	**$ 9.29**	**$ 9.21**	**$ 9.63**	**$ 9.54**
Ratios/Supplemental Data						
Total return(1)	**2.58%**	**6.61%**	**6.03%**	**0.32%**	**5.66%**	**0.45%**
Ratio of total expenses to average net assets	0.65%(2)	0.63%	0.65%	0.66%	0.67%	0.69%
Ratio of net investment income to average net assets	4.56%(2)	4.76%	4.72%	4.14%	3.90%	3.23%
Portfolio turnover rate(3)	78.2%	89.6%	80.7%	135.1%	167.0%	302.1%
Portfolio turnover rate, excluding mortgage dollar roll transactions	51.3%	70.8%	68.4%	89.9%	85.2%	146.6%
Net assets, end of period (in millions)	$ 1,327	$ 1,414	$ 1,278	$ 1,218	$ 1,418	$ 1,307

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

(3) The portfolio turnover rate calculation includes purchases and sales from the mortgage dollar roll transactions (see Note 3).

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
ASSET-BACKED SECURITIES 1.3%		
Auto Backed 0.7%		
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A4A 5.32%, 3/20/10 (1)	7,625	7,740
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class B 5.50%, 4/20/10 (1)	1,120	1,082
		8,822
Other Asset-Backed Securities 0.2%		
Marriott Vacation Club Owner Trust Series 2006-1A, Class A 5.737%, 4/20/28 (1)	1,685	1,438
Marriott Vacation Club Owner Trust Series 2006-2A, Class A 5.362%, 10/20/28 (1)	850	722
		2,160
Student Loans 0.4%		
SLM Student Loan Trust Series 2008-6, Class A1, VR 3.935%, 10/27/14	5,560	5,493
		5,493
Total Asset-Backed Securities (Cost $16,721)		16,475
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 4.3%		
Commercial Mortgage Backed Securities 3.0%		
Commercial Mortgage Loan Trust Series 2008-LS1, Class A3, CMO, VR 6.221%, 3/10/17	3,475	2,198
Greenwich Capital Commercial Funding Series 2005-GG3, Class A2, CMO 4.305%, 8/10/42	6,350	5,891

Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2, Class 3A1, CMO, ARM 4.931%, 3/25/35	1,818	1,526
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR12, Class 1A1, CMO, ARM 6.03%, 9/25/36	4,256	2,763
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR16, Class A1, CMO, ARM 5.665%, 10/25/36	4,340	3,228
		16,580
Total Non-U.S. Government Mortgage-Backed Securities (Cost $76,646)		56,844

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 93.5%

U.S. Government Agency Obligations (2) 3.8%

Federal Home Loan Mortgage, 6.00%, 8/1/36 - 10/1/36	6,665	6,825
Federal Home Loan Mortgage, ARM		
5.056%, 3/1/36	2,025	2,023
5.133%, 1/1/36	4,835	4,857
5.367%, 2/1/37	1,996	2,008
5.99%, 11/1/36	2,128	2,145
6.026%, 10/1/36	2,064	2,045
6.121%, 10/1/36	2,208	2,236
6.205%, 8/1/36	2,430	2,466
Federal National Mortgage Assn.		
5.00%, 10/1/21	3,804	3,870
6.00%, 2/1/36	6,142	6,297
Federal National Mortgage Assn., ARM		
4.00%, 10/1/33	1,106	1,098
5.413%, 9/1/37	2,268	2,282
5.537%, 7/1/36	4,179	4,218

5.802%, 9/1/37	2,517	2,550
5.98%, 9/1/36	1,318	1,331
5.986%, 8/1/36	2,462	2,500
6.034%, 12/1/36	1,613	1,640
Vendee Mortgage Trust, CMO, VR, 9.596%, 3/15/25	310	345
		50,736
U.S. Government Obligations 89.7%		
Government National Mortgage Assn.		
4.00%, 9/15/18	7,872	7,799
4.50%, 2/15/21 - 5/20/36	27,728	27,466
5.00%, 10/15/17 - 11/15/38	250,680	253,766
5.50%, 10/15/28 - 10/15/38	362,694	370,694
6.00%, 1/15/09 - 10/15/38	286,300	293,232
6.50%, 12/15/14 - 9/15/38	117,290	120,927
7.00%, 3/15/13 - 10/20/36	26,998	28,059
7.50%, 9/15/12 - 9/15/32	8,355	8,814
8.00%, 6/15/16 - 3/15/30	4,871	5,161
8.50%, 5/15/16 - 2/20/23	1,060	1,123
9.00%, 4/15/18 - 9/15/24	590	647
9.25%, 10/15/16 - 12/15/19	122	131
9.50%, 6/15/09 - 12/15/24	290	314
9.75%, 7/15/17 - 2/15/21	102	111
10.00%, 2/15/16 - 3/15/26	1,343	1,471
10.25%, 9/20/16	16	18
10.50%, 2/15/13 - 10/15/21	181	198
11.00%, 2/15/10 - 7/20/20	120	132
11.50%, 8/15/10 - 11/15/19	176	194
12.00%, 10/15/10 - 6/15/15	273	297
12.25%, 3/15/14 - 7/20/15	33	37

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 11/30/08
Investment Income (Loss)	
Income	
Interest	$ 34,183
Dividend	1,726
Total income	35,909
Expenses	
Investment management	3,148
Shareholder servicing	1,078
Prospectus and shareholder reports	36
Custody and accounting	191
Registration	22
Legal and audit	13
Trustees	5
Miscellaneous	5
Total expenses	4,498
Expenses paid indirectly	(22)
Net expenses	4,476
Net investment income	31,433
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(1,036)
Futures	(506)
Swaps	1,817
Net realized gain	275
Change in net unrealized gain (loss)	
Securities	798
Futures	(105)
Swaps	1,467
Change in net unrealized gain	2,160
Net realized and unrealized gain	2,435
INCREASE IN NET ASSETS FROM OPERATIONS	$ 33,868

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price GNMA Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with high overall credit quality and moderate price fluctuation by investing at least 80% of its total assets in GNMA securities backed by the full faith and credit of the U.S. government.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on November 30, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the six months ended November 30, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Interest Rate Swaps During the six months ended November 30, 2008, the fund was a party to interest rate swaps. The fund may use swaps in an effort to manage exposure to changes in interest rates, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration. Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Collateral Agreements The fund has entered collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives, including swaps and forward currency exchange contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund is noted in the accompanying Portfolio of Investments. As of November 30, 2008, securities valued at $982,000 were pledged as collateral by counterparties for the benefit of the fund and no collateral was posted by the fund for the benefit of counterparties.

TBA Purchase Commitments During the six months ended November 30, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the six months ended November 30, 2008, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $8,185,000 and $15,864,000, respectively, for the six months ended November 30, 2008. Purchases and sales of U.S. government securities aggregated $1,077,037,000 and $1,322,173,000, respectively, for the six months ended November 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2008.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $850,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2008, the fund had $29,419,000 of unused capital loss carryforwards, of which $8,219,000 expire in fiscal 2012, $4,682,000 expire in fiscal 2013, $7,179,000 expire in fiscal 2014, $9,033,000 expire in fiscal 2015, and $306,000 expire in fiscal 2016.

At November 30, 2008, the cost of investments for federal income tax purposes was $1,320,536,000. Net unrealized gain aggregated $835,000 at period-end, of which $23,600,000 related to appreciated investments and $22,765,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2008, expenses incurred pursuant to these service agreements were $85,000 for Price Associates, $291,000 for T. Rowe Price Services, Inc., and $71,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2008, the fund was allocated $582,000 of Spectrum Funds’ expenses, of which $439,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At November 30, 2008, approximately 43% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 15, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	January 15, 2009